UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

February 10, 2015

EXTREME NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25711	77-0430270
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

145 Rio Robles
San Jose, California 95134

(Address of principal executive offices)

Registrant's telephone number, including area code:
(408) 579-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Compensation Adjustments related to Termination for Convenience and Death and Permanent Disability applicable to Named Executive Officers
On February 10, 2015, the Compensation Committee (the “Committee”) of the Board of Directors of Extreme Networks, Inc. (the “Company”), after review of the Company’s termination for convenience and change in control policies, agreed to certain modifications of existing policy applicable to named executive offers of the Company as follows:

(1)
to modify the Company’s existing policy regarding severance terms upon a termination for convenience to provide for an additional six (6) months’ base salary (for a total of 12 months’ base salary) to be paid to such named executive officers upon termination for convenience, in the event of a termination for convenience of such named executive officer at any time on or after February 10, 2015 through the end of the fiscal year ending June 2016; and

(2)
to provide that upon death or permanent disability of a named executive officer, such named executive officer or his or her heirs, as applicable, shall be entitled to the following benefits from the Company:

a.
A cash severance which shall be calculated as follows: (i) in the event that such named executive officer’s death or permanent disability does not occur following a Change of Control of the Company so as to fall within a Change in Control Period (as defined in the Executive Change in Control Plan), then as if the applicable named executive officer was terminated for convenience as of the date of his or her death or permanent disability; or (ii) in the event that the named executive officer’s death or permanent disability occurs following a Change in Control so as to fall within a Change of Control Period, then as if the named executive officer was terminated in connection with a Change of Control of the Company as of the date of the named executive officer’s death or permanent disability; and

b.	The acceleration and vesting in full of all of the named executive officer’s time based vesting equity awards; and

c.
The acceleration and vesting of certain Market Stock Units (“MSUs”) granted to the named executive officer prior to his or her death or permanent disability, the actual number of shares which shall vest to be calculated as if the named executive officer’s death or permanent disability occurs within a Change of Control Period and such named executive officer was terminated in connection with the Change of Control (a “Double Trigger Event”) pursuant to the terms of the MSU grant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 17, 2015

EXTREME NETWORKS, INC.

By:	/s/ ALLISON AMADIA
Allison Amadia
Vice President, General Counsel, and Corporate Secretary